American Century Quantitative Equity Funds
ANNUAL REPORT SUPPLEMENT

UTILITIES

The benchmark returns for Utilities were stated incorrectly in the December 31,
2002 Annual Report. The corrected information is stated below.

The following table replaces the Total Returns as of December 31, 2002 table on page 2 of the report:

Total Returns as of December 31, 2002
-----------------------------------------------------------------------------------------
                                      Utilities     S&P 500 Index      Fund Benchmark
-----------------------------------------------------------------------------------------
Investor Class (inception 3/1/93)
-----------------------------------------------------------------------------------------
   6 months(1)                          -7.67%         -10.30%            -7.32%
-----------------------------------------------------------------------------------------
   1 Year                              -27.44%         -22.10%           -32.28%
-----------------------------------------------------------------------------------------
Average Annual Total Returns
-----------------------------------------------------------------------------------------
   3 Years                             -15.83%         -14.55%           -16.85%
-----------------------------------------------------------------------------------------
   5 Years                              -3.27%          -0.59%            -2.95%
-----------------------------------------------------------------------------------------
   Life of Class                         4.69%           9.27%(2)          5.03%(2)
-----------------------------------------------------------------------------------------
Advisor Class (inception 6/25/98)
-----------------------------------------------------------------------------------------
   6 months(1)                          -7.79%         -10.30%            -7.32%
-----------------------------------------------------------------------------------------
   1 Year                              -27.65%         -22.10%           -32.28%
-----------------------------------------------------------------------------------------
Average Annual Total Returns
-----------------------------------------------------------------------------------------
   3 Years                             -16.08%         -14.55%           -16.85%
-----------------------------------------------------------------------------------------
   Life of Class                        -5.40%          -4.19%(3)         -5.58%(3)
-----------------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 2/28/93, the date nearest the class's inception for which data are available.

(3) Since 6/30/98, the date nearest the class's inception for which data are available.

The following replaces the dollar value of the Fund Benchmark on December 31,
2002 in the Growth of $10,000 Over Life of Investor Class chart on page 3 of the report:

   FUND BENCHMARK: $16,199

The following replaces the Fund Benchmark returns for 2002 in the One-Year
Returns Over Life of Investor Class chart on page 3 of the report:

   Fund Benchmark: -32.28%

SH-SPL-35781   0308